SECOND SUPPLEMENTAL INDENTURE between ATLAS FINANCIAL HOLDINGS, INC., as Issuer, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee 6.625%/7.25% Senior Unsecured PIK Toggle Notes due 2027 Dated as of April 14, 2022

TABLE OF CONTENTS Page ARTICLE I 2027 NOTES SECTION 1.01 Definitions ...................................................................................................................................... 2  SECTION 1.02 Establishment of 2027 Notes ........................................................................................................... 3  SECTION 1.03 Payment of Principal and Interest .................................................................................................. 4  SECTION 1.04 Denominations ................................................................................................................................ 5  SECTION 1.05 Global Securities ............................................................................................................................ 5  SECTION 1.06 Transfer and Exchange ................................................................................................................... 6  SECTION 1.07 Defeasance ...................................................................................................................................... 9  SECTION 1.08 Redemption at the Option of the Company ..................................................................................... 9  SECTION 1.09 No Sinking Fund ............................................................................................................................. 9  SECTION 1.10 Material Subsidiaries ...................................................................................................................... 9  ARTICLE II 2027 NOTES ISSUED FOR 2017 NOTES; SATISFACTION AND DISCHARGE OF 2017 NOTES  SECTION 2.01 2027 Notes Issued for 2017 Notes ................................................................................................ 10  SECTION 2.02 Cancellation of 2017 Notes; Satisfaction and Discharge of 2017 Notes ...................................... 11  SECTION 2.03 Undertaking to Register Certain 2027 Notes ................................................................................ 11  ARTICLE III MISCELLANEOUS PROVISIONS  SECTION 3.01 2027 Notes Unaffected by Other Supplemental Indentures .......................................................... 11  SECTION 3.02 Trustee Not Responsible for Recitals ............................................................................................ 11  SECTION 3.03 Ratification and Incorporation of Original Indenture .................................................................. 11  SECTION 3.04 Governing Law ............................................................................................................................. 11  SECTION 3.05 Separability ................................................................................................................................... 11  SECTION 3.06 Executed in Counterparts ............................................................................................................. 12  SECTION 3.07 Amendment of Section 8.06 of the Base Indenture ........................................................................ 12 SECTION 3.08 Amendment of Section 15.04 of the Base Indenture ...................................................................... 12  EXHIBIT A Form of 6.625%/7.25% Senior Unsecured PIK Toggle Notes due 2027 A-1 EXHIBIT B Form of Certificate of Transfer B-1

EXHIBIT C Form of Certificate of Exchange C-1

1 This SECOND SUPPLEMENTAL INDENTURE, dated as of April 14, 2022 (this “Second Supplemental Indenture”), between Atlas Financial Holdings, Inc., a Cayman Islands exempted limited liability company (the “Company”), and Wilmington Trust, National Association, as trustee (the “Trustee”), supplementing the Indenture, dated as of April 26, 2017 (the “Base Indenture”), as supplemented by that First Supplemental Indenture, dated as of April 26, 2017 by and between the Company and the Trustee (the “First Supplemental Indenture” and the Base Indenture as supplemented by the First Supplemental Indenture, the “Original Indenture”), between the Company and the Trustee. RECITALS WHEREAS, the Company executed and delivered the Base Indenture to the Trustee to provide for the future issuance of the Company’s senior debt securities (the “Securities”), to be issued from time to time in one or more series as might be determined by the Company under the Base Indenture; WHEREAS, pursuant to the terms of the Original Indenture, the Company issued a series of Securities known as the 6.625% Senior Unsecured Notes due 2022 (the “2017 Notes”), the form and substance of which 2017 Notes and the terms, provisions and conditions thereof are as set forth in the Original Indenture; WHEREAS, on January 4, 2022, the Company commenced a proceeding (the “Cayman Proceeding”) before the Grand Court of the Cayman Islands (the “Cayman Court”) to obtain the Cayman Court’s sanction of a scheme of arrangement (the “Scheme”) pursuant to Part IV of the Cayman Islands Companies Law as modified, amended or re-enacted from time to time; WHEREAS, on or around January 25, 2022, the Cayman Court (i) appointed the Company as the foreign representative for purposes of seeking recognition of the Cayman Proceeding as a foreign main or nonmain proceeding and enforcement of the Scheme in a proceeding under chapter 15 of title 11 of the United States Code (the “Bankruptcy Code”; such proceeding, the “Chapter 15 Proceeding”) to be commenced in the United States Bankruptcy Court for the Southern District of New York (the “U.S. Bankruptcy Court”) and (ii) approved the proposed solicitation procedures and materials and the conduct of a meeting of creditors to approve the Scheme (the “Scheme Meeting”); WHEREAS, the Scheme was approved by the requisite majorities in number and value of the Outstanding 2017 Notes at the Scheme Meeting and thereafter was sanctioned by the Cayman Court on February 25, 2022; WHEREAS, on March 4, 2022, the Company in its capacity as the duly appointed foreign representative commenced a Chapter 15 Proceeding under the Bankruptcy Code in the U.S. Bankruptcy Court, and on March 30, 2022, the U.S. Bankruptcy Court issued an order (the “Recognition Order”), recognizing the Cayman Proceeding as foreign main proceeding and enforcing the Scheme that sanctioned the cancellation of the 2017 Notes and the issuance of the 2027 Notes as set forth in this Second Supplemental Indenture, therefore binding all holders of the Outstanding 2017 Notes to the terms of this Second Supplemental Indenture; WHEREAS, pursuant to the terms of the Original Indenture and this Second Supplemental Indenture (together, the “Indenture”), the Company desires to cancel the 2017 Notes and issue to the holders thereof new notes, which shall hereinafter be referred to as the 6.625%/7.25% Senior Unsecured PIK Toggle Notes due 2027 (the “2027 Notes”), the form and substance of such 2027 Notes, and the terms, provisions and conditions thereof to be set forth herein as provided in the Indenture; WHEREAS, as a result of the foregoing transactions, certain amendments to the Original Indenture are necessary or desirable for the Company and are being set out herein; WHEREAS, the Company has requested that the Trustee, in respect to the 2027 Notes, execute and deliver this Second Supplemental Indenture in such capacity;

2 WHEREAS, all requirements necessary to make this Second Supplemental Indenture a valid instrument in accordance with its terms and to make the 2027 Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been done and performed, and the execution and delivery of this Second Supplemental Indenture has been duly authorized in all respects; and NOW THEREFORE, in consideration of the cancellation of the 2017 Notes and the issuance of the 2027 Notes to the holders of the 2017 Notes, and for the purpose of setting forth, as provided in the Indenture, the form and substance of the 2027 Notes, and the terms, provisions and conditions thereof, the parties hereto hereby agree as follows: ARTICLE I 2027 NOTES SECTION 1.01 Definitions. Unless the context otherwise requires or unless otherwise set forth herein: (a) a term not defined herein that is defined in the Original Indenture, has the same meaning when used in this Second Supplemental Indenture; (b) the definition of any term in this Second Supplemental Indenture that is also defined in the Original Indenture, shall for the purposes of this Second Supplemental Indenture supersede the definition of such term in the Original Indenture; (c) a term defined anywhere in this Second Supplemental Indenture has the same meaning throughout; (d) the definition of a term in this Second Supplemental Indenture is not intended to have any effect on the meaning or definition of an identical term that is defined in the Original Indenture insofar as the use or effect of such term in the Original Indenture, as previously defined, is concerned; (e) the singular includes the plural and vice versa; (f) headings are for convenience of reference only and do not affect interpretation; and (g) the following terms have the meanings given to them in this Section 1.01(g): “Affiliate Holder Global Security” means any Global Security bearing the Affiliate Holder Legend. “Affiliate Holder Legend” means the legend set forth in Section 1.06 of this Second Supplemental Indenture to be placed on certain 2027 Notes as provided in this Second Supplemental Indenture. “Affiliate Holder Notes” shall have the meaning given in Section 1.02(b) of this Second Supplemental Indenture. “Cash Interest” shall have the meaning given in Section 1.03(b) of this Second Supplemental Indenture. “Global Security Legend” means the legend set forth in Section 1.06 of this Second Supplemental Indenture to be placed on any Global Security. “Interest Payment Date” means January 27, April 27, July 27 and October 27 of each year, commencing July 27, 2022. “Interest Period” shall mean the period commencing on and including an Interest Payment Date and ending on and including the day immediately preceding the next succeeding Interest Payment Date, with the exception that the first Interest Period shall commence on and include the Original Issue Date and end on July 26, 2022 (the Interest Payment

3 Date for any Interest Period shall be the Interest Payment Date occurring on the day immediately following the last day of such Interest Period). “Material Subsidiary” means a direct or indirect subsidiary of the Company that is an insurance company with statutory surplus of at least $15,000,000 for the most recently completed fiscal quarter. “Non-Affiliate Holder Global Security” means a Global Security other than an Affiliate Holder Global Security. “Original Issue Date” means April 14, 2022. “PIK Interest” means payment of interest on the 2027 Notes through an increase in the principal amount of the outstanding 2027 Notes. “PIK Interest Note” shall have the meaning given in Section 1.03(b) of this Second Supplemental Indenture. “PIK Notice” shall have the meaning given in Section 1.03(b) of this Second Supplemental Indenture. “PIK Payment” shall have the meaning given in Section 1.03(b) of this Second Supplemental Indenture. “Redemption Date” means the date fixed for the redemption of the 2027 Notes by or pursuant to the Indenture. “Regular Record Date” means, with respect to each Interest Payment Date, the close of business on the preceding January 12, April 12, July 12 and October 12, as the case may be (whether or not a Business Day). “Stated Maturity” means April 27, 2027. SECTION 1.02 Establishment of 2027 Notes. (a) In accordance with the Scheme and the Recognition Order, the 2017 Notes, issued and authenticated in accordance with the terms of the Original Indenture, are to be canceled and the holders thereof to be issued the 2027 Notes. The 2027 Notes shall hereinafter be designated as the Company’s 6.625%/7.25% Senior Unsecured PIK Toggle Notes due 2027. (b) There are to be issued, authenticated and delivered to the holders of the 2017 Notes the 2027 Notes, in the exchange ratio and as further provided in Section 2.01 hereof, initially limited in aggregate principal amount to $26,639,856.00, and no further 2027 Notes shall be authenticated and delivered except as provided by Sections 2.04, 3.06, 3.07, 3.10 or 11.04 of the Original Indenture and this Second Supplemental Indenture; provided, however, that the aggregate principal amount of the 2027 Notes may be increased in the future with no limit, without the consent of the holders of the 2027 Notes, on the same terms and with the same CUSIP and ISIN numbers as the 2027 Notes, except for the Original Issue Date and, if applicable, the first Interest Payment Date and the initial interest accrual date, provided that no Event of Default with respect to the 2027 Notes shall have occurred and be continuing. In connection with any PIK Payment, the Company is entitled to, without the consent of the holders (and without regard to any restrictions or limitations set forth under the Indenture including Section 1.10(d) of this Second Supplemental Indenture) to increase the outstanding principal amount of the 2027 Notes or to issue PIK Interest Notes under this Indenture on the same terms and conditions as the 2027 Notes. Additionally, on the Original Issue Date, the Company is entitled to, without the consent of the holders (and without regard to any restrictions or limitations set forth under the Indenture including Section 1.10(d) of this Second Supplemental Indenture) to increase the outstanding principal amount of the 2027 Notes to capitalize into the outstanding principal amount of the 2027 Notes all or a portion of the amount of any accrued and unpaid interest on the 2017 Notes. The 2027 Notes shall be in fully registered form. Following the issuance of the 2027 Notes, the aggregate principal amount of the 2027 Notes beneficially held by Broadbill Partners (expected to be approximately $5,151,675 in principal amount plus capitalized interest in the amount of $337,920) shall be exchanged for notes in definitive form that bear the Affiliate Holder Legend (the “Affiliate Holder Notes”). (c) The 2027 Notes shall be issued in the form of one or more Global Securities, registered in the name of the Depositary (as defined below) or its nominee. Each Global Security and the Trustee’s Certificate of Authentication

4 thereof, shall be in substantially the form set forth in Exhibit A hereto (including the applicable legend(s) thereon and the “Schedule of Exchanges of Interests in the Global Security” attached thereto). 2027 Notes issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without the legend thereon and without the “Schedule of Exchanges of Interests in the Global Security” attached thereto). Each Global Security shall represent such of the outstanding 2027 Notes as shall be specified in the “Schedule of Exchanges of Interests in the Global Security” attached thereto, and each shall provide that it shall represent up to the aggregate principal amount of 2027 Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding 2027 Notes represented thereby may from time to time be reduced or increased, as applicable, to reflect exchanges, redemptions and the payment of PIK Interest as provided in Section 1.03 of this Second Supplemental Indenture or capitalization of all or any portion of any accrued and unpaid interest on the 2017 Notes into principal at the Original Issue Date. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding 2027 Notes represented thereby shall be made by the Trustee in accordance with written instructions given by the Company as required by Section 3.06 of the Base Indenture, written instructions as required by Section 1.06 hereof or written instructions by the Company in connection with a PIK Payment as described in Section 1.03 of this Second Supplemental Indenture or capitalization of all or a portion of any accrued and unpaid interest on the 2017 Notes into principal at the Original Issue Date. The depositary with respect to the 2027 Notes issued in the form of a Global Security shall be The Depository Trust Company (the “Depositary”). (d) Each 2027 Note shall be dated the date of authentication thereof and shall bear interest from the Original Issue Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for. SECTION 1.03 Payment of Principal and Interest. (a) The principal of the 2027 Notes shall be due at Stated Maturity. The unpaid principal amount of the 2027 Notes shall bear interest at the rates per year described in clause (b) below until paid or duly provided for. Interest shall be paid or compounded quarterly in arrears on each Interest Payment Date, commencing July 27, 2022, to the Person in whose name the 2027 Notes are registered on the Regular Record Date for such Interest Payment Date, provided that interest payable at the Stated Maturity or upon redemption will be paid to the Person to whom principal is payable. Any such interest that is not so punctually paid or duly provided for will forthwith cease to be payable to the holders on such Regular Record Date and may be paid as provided in Section 3.08 of the Original Indenture. (b) Payments of interest on the 2027 Notes will include interest accrued from the most recent date to which interest has been paid (or the Original Issue Date if no interest has been paid) to, but excluding, the respective Interest Payment Dates. Interest payments for the 2027 Notes shall be computed and paid on the basis of a 360-day year consisting of twelve 30-day months. Interest will be payable as follows: (a) Cash Interest on the 2027 Notes will accrue at a rate of 6.625% per annum and (b) any PIK Interest on the 2027 Notes will accrue at a rate per annum equal to 7.25% per annum. No fractional amounts will be paid. The payment of interest on the 2027 Notes in cash is referred to herein as “Cash Interest”; payment of interest on the 2027 Notes through an increase in the principal amount of the outstanding 2027 Notes or through the issuance of PIK Interest Notes as described below is herein referred to as “PIK Interest”. The Company has determined to pay PIK Interest on the first Interest Payment Date on July 27, 2022. In the event that the Company determines to pay PIK Interest for any Interest Period ending thereafter or prior to April 27, 2024, then the Company will deliver a notice (a “PIK Notice”) to the Trustee no later than five (5) Business Days prior to the beginning of such Interest Period, which notice will state the total amount of interest to be paid on the Interest Payment Date in respect of such Interest Period and the amount of such interest to be paid as PIK Interest. The Company shall promptly deliver the PIK Notice to the holders or may request the Trustee deliver such notice to the holders on the Company’s behalf (which notice to the holders may be given through the Depositary). For the avoidance of doubt, interest on the 2027 Notes in respect of any Interest Period for which a PIK Notice is not delivered following the first Interest Payment Date must be paid entirely as Cash Interest. PIK Interest will be considered paid on the date due if on such date the Trustee has received (i) an Officers’ Certificate, in accordance with Section 2.02 of the Base Indenture, from the Company to increase the balance of any Global Security to reflect such PIK Interest or (ii) PIK Interest Notes duly executed by the Company together with an Officers’ Certificate, in accordance with Section 2.02 of the Base Indenture, of the Company requesting the authentication of such PIK Interest Notes by the Trustee. On any Interest Payment Date on which the Company pays PIK Interest (a “PIK Payment”), with respect to a Global Security, the Trustee will increase the principal amount of such Global Security by an amount equal to the PIK Interest payable, rounded down to the nearest whole dollar, for the relevant Interest Period on the principal amount of such Global Security, to the credit of the holders on the relevant Regular Record Date and an adjustment will be

5 made on the books and records of the Trustee with respect to such Global Security to reflect such increase. On any Interest Payment Date on which the Company makes a PIK Payment by issuing definitive 2027 Notes (a “PIK Interest Note”) under this Indenture having the same terms as the 2027 Notes, the principal amount of any such PIK Interest Note issued to any holder, for the relevant Interest Period as of the relevant Regular Record Date for such Interest Payment Date, will be rounded down to the nearest whole dollar. In connection with the payment of PIK Interest in respect of the 2027 Notes, the Company will, without the consent of holders (and without regard to any restrictions or limitations set forth under Section 1.10(d) of this Second Supplemental Indenture), either increase the outstanding principal amount of the 2027 Notes or issue PIK Interest Notes under this Indenture. PIK Notes will be issued in definitive form solely if the 2027 Notes are in definitive form; any PIK Notes issued in definitive form will be dated as of the applicable Interest Payment Date and will bear interest from and after such date. Following an increase in the principal amount of the outstanding Global Securities as a result of a PIK Payment, the 2027 Notes will bear interest on such increased principal amount from and after the date of such PIK Payment. Interest for the last Interest Period ending at Stated Maturity shall be payable entirely in cash. (c) In the event that any date on which interest is payable on the 2027 Notes is not a Business Day (including the Redemption Date), then a payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable. (d) The Trustee is hereby designated as Paying Agent for the 2027 Notes and all payments of the principal of and interest due on the 2027 Notes at the Stated Maturity or upon redemption will be made upon surrender of the 2027 Notes at the Corporate Trust Office of the Trustee in the United States. (e) The principal of and interest due on the 2027 Notes shall be paid in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of Cash Interest (including interest on any Interest Payment Date) will be made, subject to such surrender where applicable and subject, in the case of a Global Security, to the Trustee’s arrangements with the Depositary, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Debt Security Register, or (ii) by wire transfer at such place and to such account at a banking institution in the United States of America as may be designated in writing to the Trustee at least 15 days prior to the date for payment by the Person entitled thereto. SECTION 1.04 Denominations. The 2027 Notes may be issued in minimum denominations of $1.00, or any integral multiples of $1.00 in excess thereof. SECTION 1.05 Global Securities. (a) Except under the limited circumstances described below, 2027 Notes represented by Global Securities will not be exchangeable for, and will not otherwise be issuable as, 2027 Notes in definitive form. The Global Securities described above may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or to a successor Depositary or its nominee. (b) Except as otherwise provided in this Second Supplemental Indenture, owners of beneficial interests in such Global Securities will not be considered the holders thereof for any purpose under the Indenture, and no Global Security representing a 2027 Note shall be exchangeable, except for another Global Security of like denomination and to be registered in the name of the Depositary or its nominee or to a successor Depositary or its nominee. The rights of holders of such Global Securities shall be exercised only through the Depositary. (c) A Global Security shall be exchangeable in whole or, from time to time, in part for 2027 Notes in definitive registered form only as provided in the Indenture. If (i) at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the 2027 Notes or if at any time the Depositary shall no longer be registered or in good standing as a “clearing agency” registered pursuant to the provisions of Section 17A of the

6 Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, at such time as the Depositary is required to be so registered and the Depositary so notifies the Company and, in each case, the Company does not appoint a successor Depositary within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, or (ii) subject to the procedures of the Depositary, the Company in its sole discretion determines that the 2027 Notes shall be exchangeable for 2027 Notes in definitive registered form and executes and, in each case, delivers to the Security Registrar a written order of the Company providing that the 2027 Notes shall be so exchangeable, the 2027 Notes shall be exchangeable for 2027 Notes in definitive registered form, provided that definitive 2027 Notes so issued in exchange for the 2027 Notes shall be in minimum denominations of $1.00, or any integral multiples of $1.00 in excess thereof and be of like aggregate principal amount and tenor as the portion of the 2027 Notes to be exchanged. Except as provided herein, owners of beneficial interests in the 2027 Notes will not be entitled to have 2027 Notes registered in their names, will not receive or be entitled to physical delivery of 2027 Notes in definitive registered form and will not be considered the holders thereof for any purpose under the Indenture. None of the Company, the Trustee, any Paying Agent, the Security Registrar or any of their agents shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the 2027 Notes, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Any Global Security that is exchangeable pursuant to this Section 1.05(c) shall be exchangeable for 2027 Notes registered in such names as the Depositary shall direct. SECTION 1.06 Transfer and Exchange. (a) Transfer and Exchange of Beneficial Interests in the Global Securities. Beneficial interests in any Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in a Global Security. The transfer and exchange of beneficial interests in the Global Securities will be effected through the Depositary, in accordance with the provisions of this Indenture and the rules and procedures of the Depositary that apply to such transfer or exchange. No written orders or instructions shall be required to be delivered to the Security Registrar to effect the transfers described in this Section 1.06(a) except as provided in clause (b) below. (b) Transfer and Exchange of Beneficial Interests in an Affiliate Holder Note or an Affiliate Holder Global Security for Beneficial Interests in a Non-Affiliate Holder Global Security or an Affiliate Holder Global Security. A beneficial interest in any Affiliate Holder Note or Affiliate Holder Global Security may be exchanged by any Holder thereof for a beneficial interest in a Non-Affiliate Holder Global Security or an Affiliate Holder Note or an Affiliate Holder Global Security or transferred to a Person who takes delivery thereof in the form of a beneficial interest in a Non- Affiliate Holder Global Security or an Affiliate Holder Note or an Affiliate Holder Global Security if the exchange or transfer complies with the requirements of this Section 1.06(b): (A) the Security Registrar receives the following: (1) if the holder of such beneficial interest proposes to exchange such beneficial interest for a beneficial interest in a Non-Affiliate Holder Global Security, a certificate from such Holder substantially in the form of Exhibit C hereto; or (2) if the holder of such beneficial interest proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in a Non-Affiliate Holder Global Security or an Affiliate Holder Note or an Affiliate Holder Global Security, a certificate from such holder in the form of Exhibit B hereto; and, in each such case set forth in this subparagraph (A), if the Security Registrar or the Company so requests or if the applicable procedures of the Depositary so require, an Opinion of Counsel in form reasonably acceptable to the Security Registrar or the Company stating that such exchange or transfer is in compliance with the Securities Act and, if applicable, that the restrictions on transfer contained herein and in the Affiliate Holder Legend are no longer required in order to maintain compliance with the Securities Act; or (B) such transfer is effected pursuant to an automatic exchange in accordance with Section 1.06(c) of this Indenture or in connection with the exchange of Notes with Broadbill Partners for the Affiliate Holder Notes in the amount of $5,489,595. If any such transfer is effected at a time when a Non-Affiliate Holder Global Security

7 is not outstanding, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate one or more Non-Affiliate Global Securities in an aggregate principal amount equal to the aggregate principal amount of beneficial interests so transferred. Beneficial interests in a Non-Affiliate Holder Global Security cannot be exchanged for, or transferred to, Persons who take delivery thereof in the form of, a beneficial interest in an Affiliate Holder Note or an Affiliate Holder Global Security. (c) Automatic Exchange from Affiliate Holder Note or Affiliate Holder Global Security to Non-Affiliate Holder Global Security. At the option of the Company and upon compliance with the following procedures, beneficial interests in an Affiliate Holder Note or an Affiliate Holder Global Security shall be exchanged for beneficial interests in a Non- Affiliate Holder Global Security. In order to effect such exchange, the Company shall (i) provide written notice to the Trustee instructing the Trustee to direct the Depositary to transfer the specified amount of the outstanding beneficial interests in the Affiliate Holder Note or an Affiliate Holder Global Security to a Non-Affiliate Holder Global Security and provide the Depositary with all such information as is necessary for the Depositary to appropriately credit and debit the relevant Holder accounts and (ii) provide prior written notice to all Holders of such exchange, which notice must include the date such exchange is proposed to occur, the CUSIP number of the Affiliate Holder Note or the Affiliate Holder Global Security, if any, and the CUSIP number of the Non-Affiliate Holder Global Security into which such Holders' beneficial interests will be exchanged. As a condition to any such exchange pursuant to this Section 1.06(c), the Trustee shall be entitled to receive from the Company, and rely upon conclusively without any liability, an Officers’ Certificate and an Opinion of Counsel, in form and in substance reasonably satisfactory to the Trustee, to the effect that such transfer of beneficial interests to the Non-Affiliate Holder Global Security shall be effected in compliance with the Securities Act. The Company may request from Holders such information it reasonably determines is required in order to be able to deliver such Officers’ Certificate and Opinion of Counsel. Upon such exchange of beneficial interests pursuant to this Section 1.06(c), the Securities Registrar shall reflect on its books and records the date of such transfer and a decrease and increase, respectively, in the principal amount of the Affiliate Holder Note or Affiliate Holder Global Security and the Non-Affiliate Holder Global Security, respectively, equal to the principal amount of beneficial interests transferred. Following any such transfer pursuant to this Section 1.06(c) of all of the outstanding principal amount of an Affiliate Holder Note or the beneficial interests in an Affiliate Holder Global Security, such Affiliate Holder Note or Affiliate Holder Global Security, as the case may be, shall be cancelled. (d) Legends. The following legends will appear on the face of all Global Securities and definitive 2027 Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture. (i) Global Security Legend. Each Global Security will bear a legend in substantially the following form: “THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE ORIGINAL INDENTURE HEREINAFTER REFERRED TO. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, TO ATLAS FINANCIAL HOLDINGS, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE. EXCEPT AS OTHERWISE PROVIDED IN SECTION 1.05 OF THE SECOND SUPPLEMENTAL INDENTURE, THIS NOTE MAY BE TRANSFERRED IN WHOLE, BUT NOT IN PART, ONLY TO DTC, TO ANOTHER NOMINEE OF DTC OR TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.”

8 (ii) Affiliate Holder Legend. The Affiliate Holder Notes, at the time of their exchange for the portion of the 2027 Notes beneficially held by Broadbill Partners, shall bear a legend in substantially the following form: “THIS NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE NOTE EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY SECTION 1145 OF THE UNITED STATES BANKRUPTCY CODE OR RULE 144A UNDER THE SECURITIES ACT. THE HOLDER OF THE NOTE EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT: (A) SUCH NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY: (i)(a) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT WITHOUT REGARD TO THE HOLDING PERIOD SPECIFIED IN RULE 144(d), (c) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a)(1),(2),(3) OR (7) OF THE SECURITIES ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”)) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL AND OTHER CERTIFICATIONS AND DOCUMENTS IF THE COMPANY SO REQUESTS), (ii) TO THE COMPANY, OR (iii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND IN EACH CASE SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THIS NOTE BY THE HOLDER OR BY ANY INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL; (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE NOTE EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE; AND (C) NOTWITHSTANDING THE FOREGOING, THE COMPANY ACKNOWLEDGES THAT BY VIRTUE OF THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY SECTION 1145 OF THE UNITED STATES BANKRUPTCY CODE, AS APPLIED BY THE UNITED STATES BANKRUPTCY COURT TO THE ISSUANCE OF THE NOTE EVIDENCED HEREBY, THIS NOTE IS NOT A RESTRICTED SECURITY.” (e) Cancellation of Global Securities. At such time as all beneficial interests in a particular Global Security have been exchanged for definitive 2027 Notes or a particular Global Security has been redeemed, repurchased or canceled in whole and not in part, each such Global Security shall be returned to or retained and canceled by the Trustee in accordance with Section 3.10 of the Base Indenture. (f) General Provisions Relating to Transfers and Exchanges. In addition to the applicable provisions of the Base Indenture, the following provisions shall apply to the 2027 Notes. The Trustee is hereby designated as Security Registrar for the 2027 Notes. No service charge will be made for any registration of transfer or exchange of 2027 Notes, but payment will be required of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

9 SECTION 1.07 Defeasance. The provisions of Sections 13.01 and 13.02 of the Original Indenture will apply to the 2027 Notes. SECTION 1.08 Redemption at the Option of the Company. (a) (1) Subject to Article 4 of the Original Indenture, at any time and from time to time on April 14, 2025, or at any time thereafter, the 2027 Notes will be redeemable at the Company’s option, in whole or in part, at a redemption price equal to 100% of the principal amount to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date. (2) Subject to Article 4 of the Original Indenture, on any Interest Payment Date, the 2027 Notes will be redeemable at the Company’s option, in whole or in part, at a redemption price equal to 100% of the principal amount to be redeemed in an amount not to exceed the excess of the Outstanding principal amount of the 2027 Notes as of such Interest Payment Date (including, if applicable, any PIK Interest accrued as of such Interest Payment Date) over the original par amount of 2027 Notes Outstanding as of such Interest Payment Date. For avoidance of doubt, the amount which may be redeemed pursuant to the foregoing sentence shall not exceed the amount attributable to PIK Interest added to the principal amount of the then-Outstanding 2027 Notes. (b) If less than all of the 2027 Notes are to be redeemed, the Trustee shall select the 2027 Notes or portions of the 2027 Notes to be redeemed by such method as the Trustee shall deem fair and appropriate. The Trustee may select for redemption 2027 Notes and portions of 2027 Notes in minimum amounts of $1.00 and integral multiples of $1.00 in excess thereof, and shall thereafter promptly notify the Company in writing of the numbers of 2027 Notes to be redeemed in whole or in part; provided that if the 2027 Notes are represented by one or more Global Securities, interests in such Global Securities shall be selected for redemption by the Depositary in accordance with its applicable procedures therefor. SECTION 1.09 No Sinking Fund. The 2027 Notes shall not be entitled to any sinking fund. SECTION 1.10 Material Subsidiaries. (a) Subject to Section 1.10(c), the Company shall not: (i) directly or indirectly, sell, assign, pledge, transfer or otherwise dispose, and shall not permit any of its subsidiaries to, directly or indirectly, sell, pledge, assign, transfer or otherwise dispose of, shares of voting capital stock, or securities convertible into voting stock, or options, warrants or rights to subscribe for or purchase voting capital stock of a Material Subsidiary; or (ii) permit a Material Subsidiary to issue, sell or otherwise dispose of any shares of its voting capital stock or securities convertible into its voting capital stock or options, warrants or rights to subscribe for or purchase its voting capital stock, unless the Company will own, directly or indirectly, at least 90% of the issued and outstanding voting stock of the Material Subsidiary after giving effect to such transaction; provided, that this Section 1.10(a)(ii) shall not apply to a transaction subject to the provisions of Article 12 of the Base Indenture). (b) Subject to Section 1.10(c) below, the Company shall not permit any Material Subsidiary to: (i) merge or consolidate with or into any corporation or other Person, unless such Material Subsidiary is the surviving corporation or Person, or unless the Company will own, directly or indirectly, at least 90% of the surviving corporation’s issued and outstanding voting stock;

10 (ii) lease, sell, assign or transfer all or substantially all of its properties and assets to any corporation or other Person (other than the Company), unless the Company will own, directly or indirectly, at least 90% of the issued and outstanding voting stock of that corporation or other Person; or (iii) pay any dividend in a Material Subsidiary’s voting capital stock or make any other distribution in its voting capital stock, other than to the Company or its other subsidiaries, unless the Material Subsidiary to which the transaction relates, after obtaining any necessary regulatory approvals, unconditionally guarantees payment of the principal and interest of the 2027 Notes. (c) Notwithstanding Section 1.10(a) and (b), the Company may agree to any merger or consolidation or sale, lease, assignment, pledge or transfer of securities, properties or assets of or with respect to a Material Subsidiary if: (i) required by law and such lease, sale, assignment or transfer of securities is made to any Person for the purpose of the qualification of such Person to serve as a director; (ii) such lease, sale, assignment or transfer of securities is made by the Company or any of its subsidiaries acting in a fiduciary capacity for any Person other than the Company or any of its subsidiaries; (iii) made in connection with the consolidation of the Company with or the sale, lease or conveyance of all or substantially all of the assets of the Company to, or merger of the Company with or into, any other Person (which transaction will be subject to the provisions of Article 12 of the Base Indenture); or (iv) it is required as a condition imposed by any law or any rule, regulation or order of any governmental agency or authority to the acquisition by the Company of another entity; provided that in the case of (iv) only, after giving effect to such acquisition, (A) at least 90% of the issued and outstanding voting stock of such entity will be owned, directly or indirectly, by the Company and (B) the Company’s consolidated assets will be at least equal to 70% of its consolidated assets prior to the acquisition; provided, that the foregoing shall not prohibit the Company or a Material Subsidiary from pledging any assets to secure borrowings incurred in the ordinary course of business. (d) Other than that $3,000,000 Convertible Senior Secured Delayed-Draw Credit Agreement, dated September 1, 2021 entered into by the Company and certain of its subsidiaries which shall remain outstanding, the Company shall not, and it shall not permit any of its subsidiaries to, incur debt for borrowed money, commitments for the extension of debt for borrowed money or other obligations in excess of the greater of (I) $10,000,000 and (II) 10% of shareholders’ equity as reported in the most recent consolidated financial statements of the Company filed with the U.S. Securities and Exchange Commission, in each case in the aggregate, which is secured by any shares of voting stock of a Material Subsidiary (or securities convertible into, or options, warrants or rights to subscribe for or purchase shares of that voting stock) without making effective provision for securing the 2027 Notes equally and ratably with that secured debt; provided, however, that this Section 1.10(d) shall not apply to the extent that the Company continues to own, directly or indirectly, at least 90% of the issued and outstanding voting stock of each Material Subsidiary (treating that encumbrance as a transfer of those shares to the secured party); provided, further, that this Section 1.10(d) shall not apply with respect to any (i) pledge, encumbrance or lien to secure the Company’s indebtedness or the indebtedness of a subsidiary as part of the purchase price of such shares of voting stock, or incurred prior to, at the time of or within 120 days after acquisition thereof for the purpose of financing all or any part of the purchase price thereof; (ii) lien for taxes, assessments or other government charges or levies (A) which are not yet due or payable without penalty, (B) which the Company is contesting in good faith by appropriate proceedings so long as the Company has set aside on its books such reserves as shall be required in respect thereof in conformity with generally accepted accounting principles, or (C) which secure obligations of less than $500,000 in amount; or (iii) lien of any judgment, if that judgment (X) is discharged, or stayed on appeal or otherwise, within 90 days, (Y) is currently being contested in good faith by appropriate proceedings so long as the Company has set aside on its books such reserves as shall be required in respect thereof in conformity with generally accepted accounting principles or (Z) involves claims of less than $500,000. ARTICLE II 2027 NOTES ISSUED FOR 2017 NOTES; SATISFACTION AND DISCHARGE OF 2017 NOTES SECTION 2.01 2027 Notes Issued for 2017 Notes. The 2027 Notes are not being issued for cash consideration, but are being issued to the holders of the 2017 Notes in the exchange ratio and as pursuant to the Scheme approved at the Scheme Meeting, sanctioned by the Cayman Court and given recognition by the U.S. Bankruptcy Court in the Recognition Order.

11 SECTION 2.02 Cancellation of 2017 Notes; Satisfaction and Discharge of 2017 Notes. The 2017 Notes shall be delivered to the Trustee for cancellation in accordance with Section 13.01(a) of the Base Indenture. The Company shall be deemed to have paid, in the currency required, all sums payable under the Indenture in respect of the 2017 Notes. The 2017 Notes shall be deemed to have been paid and discharged in accordance with the terms of the Indenture. SECTION 2.03 Undertaking to Register Certain 2027 Notes. The Company shall, as soon as practicable, file a Form S-1 registration statement or a Form S-3 registration statement under the Securities Act covering the 2027 Notes represented by the Affiliate Holder Note (or the portion of the 2027 Notes to be exchanged therefor) or any Affiliate Holder Global Security, as applicable, and shall pursue such registration on a best efforts basis. Upon the successful registration of such 2027 Notes, the Company shall direct the transfer of the balances on any Affiliate Holder Notes or any Affiliate Holder Global Security, as applicable, to a Non- Affiliate Holder Global Security in accordance with Section 1.06(c) hereof. ARTICLE III MISCELLANEOUS PROVISIONS This Second Supplemental Indenture will become effective upon its execution and delivery. SECTION 3.01 2027 Notes Unaffected by Other Supplemental Indentures. To the extent the terms of the Original Indenture are amended as provided herein, no such amendment shall in any way affect the terms of any such other supplemental indenture or any other series of Securities. This Second Supplemental Indenture shall relate and apply solely to the 2027 Notes. SECTION 3.02 Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Second Supplemental Indenture or the 2027 Notes. SECTION 3.03 Ratification and Incorporation of Original Indenture. As supplemented hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Second Supplemental Indenture shall be read, taken and construed as one and the same instrument. SECTION 3.04 Governing Law. This Second Supplemental Indenture shall be deemed to be a contract made under the internal laws of the State of New York, and shall be construed in accordance with and governed by the laws of said State, without reference to its principles of conflict of laws, other than Sections 5-1401 and 5-1402 of the New York General Obligation Law. SECTION 3.05 Separability. In case any one or more of the provisions contained in this Second Supplemental Indenture or in the 2027 Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Second Supplemental Indenture or of the 2027 Notes, but this Second Supplemental Indenture and the 2027 Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

12 SECTION 3.06 Executed in Counterparts. This Second Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original; and all of which taken together shall constitute one and the same agreement. The exchange of copies of this Indenture and of signature pages by facsimile or electronic format (e.g., “.pdf” or “.tif”) transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (e.g., “.pdf” or “.tif”) shall be deemed to be their original signatures for all purposes. SECTION 3.07 Amendment of Section 8.06 of the Base Indenture. Section 8.06 of the Base Indenture is hereby amended and restated as follows: “Section 8.06 Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and all persons not regularly in its employ and any amounts paid by the Trustee to any Authenticating Agent pursuant to Section 8.14) except any such expense, disbursement or advance as may arise from its gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, nonappealable judgment. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, damage, claim, liability or expense incurred without gross negligence or willful misconduct on the part of the Trustee as determined by a court of competent jurisdiction in a final, nonappealable judgment and arising out of or in connection with this Indenture, including the acceptance or administration of this trust, or the performance of its duties hereunder, including the current payment of all costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section 8.06 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Debt Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Debt Securities. In addition to, but without prejudice to its other rights under this indenture or available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 7.01(g) or Section 7.01(h), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law. “Trustee” for purposes of this Section shall include any predecessor Trustee; provided, however, that the negligence, willful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder. The provisions of this Section shall survive the termination of this Indenture, the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee.” SECTION 3.08 Amendment of Section 15.04 of the Base Indenture. Section 15.04 of the Base Indenture is hereby amended and restated as follows: “Section 15.04 Contract; Waiver of Trial by Jury; Submission to Jurisdiction. (a) This Indenture and the Debt Securities shall for all purposes be construed in accordance with and governed by the laws of the State of New York, without reference to its principles of conflict of laws, other than Sections 5-1401 and 5-1402 of the New York General Obligation Law. (b) EACH OF THE COMPANY, THE TRUSTEE, AND THE HOLDERS HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE DEBT SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

13 (c) The parties hereby (i) irrevocably submit to the exclusive jurisdiction of any federal or state court sitting in the Borough of Manhattan, the city of New York, (ii) waive any objection to laying of venue in any such action or proceeding in such courts, and (iii) waive any objection that such courts are an inconvenient forum or do not have jurisdiction over any party.”

14 IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written. ATLAS FINANCIAL HOLDINGS, INC., as Issuer By: /s/ Scott D. Wollney Name: Scott D. Wollney Title: President and Chief Executive Officer WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee By: /s/ Christopher Spinelli Name: Christopher Spinelli Title: Vice President

A-1 EXHIBIT A (FORM OF 6.625%/7.25% SENIOR UNSECURED PIK TOGGLE NOTES DUE 2027) [Insert the Global Security Legend, if applicable, pursuant to the provisions of the Indenture] [Insert the Affiliate Holder Legend, if applicable, pursuant to the provisions of the Indenture]

A-2 No. [ ]-[●] ATLAS FINANCIAL HOLDINGS, INC. Global Certificate initially representing $26,639,856 aggregate principal amount of 6.625%/7.25% Senior Unsecured PIK Toggle Notes due 2027 [APPROPRIATE MODIFICATIONS MAY BE MADE FOR NOTES IN DEFINITIVE FORM] Registered Owner: [ ] Regular Record Date: With respect to each Interest Payment Date, the close of business on the preceding January 12, April 12, July 12 and October 12, as the case may be (whether or not a Business Day). Original Issue Date: [ ] Stated Maturity: April 27, 2027 Interest Payment Dates: January 27, April 27, July 27 and October 27 of each year, commencing July 27, 2022 Interest Rate: 6.625%/7.25% per year Authorized Denomination: $1.00, or any integral multiples of $1.00 in excess thereof This Global Certificate is in respect of a duly authorized issue of 6.625%/7.25% Senior Unsecured PIK Toggle Notes due 2027 (the “2027 Notes”) of Atlas Financial Holdings, Inc., a Cayman Islands exempted limited liability company (the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof). The Company, for value received, hereby promises to pay to Cede & Co., or registered assigns, the amount of principal of the 2027 Notes represented by this Global Certificate on the Stated Maturity shown above, and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on each Interest Payment Date as specified above, commencing July 27, 2022, and on the Stated Maturity. Interest will be payable as follows: (a) Cash Interest (as defined below) on the 2027 Notes will accrue at a rate of 6.625% per annum and (b) any PIK Interest (as defined below) on the 2027 Notes will accrue at a rate per annum equal to 7.25% per annum and be payable (x) with respect to 2027 Notes represented by one or more Global Securities registered in the name of, or held by, DTC or its nominee on the relevant Regular Record Date (as defined below), by increasing the principal amount of the outstanding Global Security by an amount equal to the amount of PIK Interest for the applicable Interest Period (as defined below) (rounded down to the nearest whole dollar) and (y) with respect to 2027 Notes represented by definitive notes, by issuing PIK Notes in definitive form in an aggregate principal amount equal to the amount of PIK Interest for the applicable Interest Period (rounded down to the nearest whole dollar), and the Trustee will, at the request of the Company, authenticate and deliver such PIK Notes in definitive form for original issuance to the holders on the relevant Regular Record Date, as shown by the records of the register of holders. No fractional amounts will be paid. The payment of interest on the 2027 Notes in cash is referred to herein as “Cash Interest”); payment of interest on the 2027 Notes through an increase in the principal amount of the outstanding 2027 Notes or through the issuance of PIK Notes as described in the prior sentence is herein referred to as “PIK Interest”. Following an increase in the principal amount of the outstanding Global Securities as a result of a PIK Payment, the 2027 Notes will bear interest on such increased principal amount from and after the date of such PIK Payment. PIK Notes will be issued in definitive form solely if the 2027 Notes are in definitive form; any PIK Notes issued in definitive form will be dated as of the Original Issue Date thereof and will bear interest from and after such date. All 2027 Notes issued pursuant to a PIK Payment will mature on the Stated Maturity Date and will be governed by, and subject to the terms, provisions and conditions of, the Indenture and shall have the same rights and benefits as the 2027 Notes issued on the Original Issue

A-3 Date. Interest will be paid on the 2027 Notes until the principal hereof is paid or made available for payment and on any overdue principal and on any overdue installment of interest at such rate to the extent permitted by law. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity or any Redemption Date) will, as provided in the Indenture, be paid to the Person in whose name this 2027 Note is registered at the close of business on the Regular Record Date as specified above next preceding such Interest Payment Date, provided that any interest payable at Stated Maturity or on any Redemption Date will be paid to the Person to whom principal is payable. Any such interest that is not so punctually paid or duly provided for will forthwith cease to be payable to the holders on such Regular Record Date and may be paid as provided in Section 3.08 of the Original Indenture. The Company has determined to pay PIK Interest on the first Interest Payment Date on July 27, 2022. In the event that the Company determines to pay PIK Interest for any Interest Period ending thereafter or prior to April 27, 2024, the Company will deliver a notice (a “PIK Notice”) to the Trustee no later than five (5) Business Days prior to the beginning of such Interest Period, which notice will state the total amount of interest to be paid on the Interest Payment Date in respect of such Interest Period and the amount of such interest to be paid as PIK Interest. The Company shall promptly deliver the PIK Notice to the holders or may request the Trustee deliver such notice to the holders on the Company’s behalf (which notice to the holders of beneficial interests in a Global Security may be given through the Depositary). For the avoidance of doubt, interest on the 2027 Notes in respect of any Interest Period following the first Interest Payment Date for which a PIK Notice is not delivered must be paid entirely as Cash Interest. Interest for the last Interest Period ending at Stated Maturity shall be payable entirely in cash. The 2027 Notes will be unsecured obligations of the Company and will rank equally in right of payment with all of the Company’s existing and future unsecured and unsubordinated indebtedness. The 2027 Notes will rank senior to any subordinated indebtedness of the Company. “Interest Period” shall mean the period commencing on and including an Interest Payment Date and ending on and including the day immediately preceding the next succeeding Interest Payment Date, with the exception that the first Interest Period shall commence on and include the Original Issue Date and end on July 26, 2022 (the Interest Payment Date for any Interest Period shall be the Interest Payment Date occurring on the day immediately following the last day of such Interest Period). Payments of interest on this 2027 Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this 2027 Note shall be computed and paid on the basis of a 360-day year consisting of twelve 30-day months. In the event that any date on which interest is payable on this 2027 Note is not a Business Day (including the Redemption Date), then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable. Payment of the principal of and interest due on this 2027 Note at the Stated Maturity or upon redemption will be made upon surrender of this 2027 Note at the Corporate Trust Office of the Trustee in the United States. The principal of and Cash Interest due on this 2027 Note shall be paid in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of Cash Interest will be made, subject to such surrender where applicable and subject to the Trustee’s arrangements with the Depositary, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Debt Security Register, or (ii) by wire transfer at such place and to such account at a banking institution in the United States of America as may be designated in writing to the Trustee at least 15 days prior to the date for payment by the Person entitled thereto. REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS 2027 NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE. Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this 2027 Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-4 IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed. Dated: ATLAS FINANCIAL HOLDINGS, INC. By: Name: Title:

A-5 CERTIFICATE OF AUTHENTICATION This is one of the 2027 Notes referred to in the within mentioned Indenture. WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee By: Authorized Signatory Dated:

A-6 REVERSE OF 2027 NOTE 1. This 2027 Note is one of a duly authorized issue of senior debt securities of the Company (the “Securities”) issued under an Indenture dated as of April 26, 2017 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of April 26, 2017 (the “First Supplemental Indenture” and as further supplemented by that Second Supplemental Indenture, dated as of April 14, 2022 by and between the Company and the Trustee (the “Second Supplemental Indenture” and the Base Indenture as supplemented by the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”), between the Company and Wilmington Trust, National Association, as trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the holders of the 2027 Notes issued thereunder and of the terms upon which said 2027 Notes are, and are to be, authenticated and delivered. This 2027 Note comprises one of the 6.625%/7.25% Senior Unsecured PIK Toggle Notes due 2027, initially limited in aggregate principal amount of $26,639,856; provided, however, that (subject to the provisions of the Indenture) the aggregate principal amount of the 2027 Notes may be increased in the future with no limit, without the consent of the holders of the 2027 Notes, on the same terms and with the same CUSIP and ISIN numbers as the 2027 Notes (if any), except for the Original Issue Date and, if applicable, the first Interest Payment Date and the initial interest accrual date, provided that no Event of Default with respect to the 2027 Notes shall have occurred and be continuing. In connection with any PIK Payment, the Company is entitled to, without the consent of the holders (and without regard to any restrictions or limitations set forth under the Indenture including Section 1.10(d) of this Second Supplemental Indenture) to increase the outstanding principal amount of the 2027 Notes or to issue PIK Interest Notes under this Indenture on the same terms and conditions as the 2027 Notes. Additionally, on the Original Issue Date, the Company is entitled to, without the consent of the holders (and without regard to any restrictions or limitations set forth under the Indenture including Section 1.10(d) of the Second Supplemental Indenture) to increase the outstanding principal amount of the 2027 Notes to capitalize into the outstanding principal amount of the 2027 Notes all or any portion of any accrued and unpaid interest on the 2017 Notes. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture. 2. This 2027 Note is exchangeable in whole or, from time to time, in part for 2027 Notes in definitive registered form only as provided herein and in the Indenture. [If (i) at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this 2027 Note or if at any time the Depositary shall no longer be registered or in good standing as a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, at such time as the Depositary is required to be so registered and the Depositary so notifies the Company and, in each case, the Company does not appoint a successor Depositary within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be or (ii) subject to the procedures of the Depositary, the Company in its sole discretion determines that this 2027 Note shall be exchangeable for 2027 Notes in definitive registered form and executes and delivers to the Security Registrar a written order of the Company providing that this 2027 Note shall be so exchangeable, this 2027 Note shall be exchangeable for 2027 Notes in definitive registered form, provided that the definitive 2027 Notes so issued in exchange for this 2027 Note shall be in minimum denominations of $1.00 and integral multiples of $1.00 in excess thereof and be of like aggregate principal amount and tenor as the portion of this 2027 Note to be exchanged. Except as provided above or in the Second Supplemental Indenture, owners of beneficial interests in this 2027 Note will not be entitled to have 2027 Notes registered in their names, will not receive or be entitled to physical delivery of 2027 Notes in definitive registered form and will not be considered the holders thereof for any purpose under the Indenture. None of the Company, the Trustee, any Paying Agent nor the Security Registrar shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in this 2027 Note, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.] 3. If an Event of Default with respect to the 2027 Notes shall occur and be continuing, the principal of the 2027 Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture. 4. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the holders of greater than 50% in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions

A-7 permitting the holders of specified percentages in principal amount of the 2027 Notes at the time Outstanding, on behalf of the holders of all 2027 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this 2027 Note shall be conclusive and binding upon such holder and upon all future holders of this 2027 Note and of any 2027 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this 2027 Note. 5. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company pursuant to this 2027 Note and (b) restrictive covenants and the related Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this 2027 Note. 6. At any time and from time to time on April 14, 2025, or at any time thereafter, this 2027 Note will be redeemable at the Company’s option, in whole or in part, at a redemption price equal to 100% of the principal amount to be redeemed plus accrued and unpaid interest thereon to, but excluding, such Redemption Date. On any Interest Payment Date, the 2027 Notes will be redeemable at the Company’s option, in whole or in part, at a redemption price equal to 100% of the principal amount to be redeemed in an amount not to exceed the excess of the Outstanding principal amount of the 2027 Notes as of such Interest Payment Date (including, if applicable, any increases in principal in respect of any PIK Interest or additional PIK Notes issued as of such Interest Payment Date) over the original par amount of 2027 Notes Outstanding as of such Interest Payment Date. For avoidance of doubt, the amount which may be redeemed pursuant to the foregoing sentence shall not exceed the amount attributable to PIK Interest added to the principal amount of the then-Outstanding 2027 Notes plus any additional PIK Notes issued. 7. If less than all of the 2027 Notes are to be redeemed, the Trustee shall select the 2027 Notes or portions of 2027 Notes to be redeemed by such method as the Trustee shall deem fair and appropriate. The Trustee may select for redemption 2027 Notes and portions of 2027 Notes in amounts of $1.00 and integral multiples of $.1.00 in excess thereof and shall thereafter promptly notify the Company in writing of the numbers of 2027 Notes to be redeemed, in whole or in part; provided that if the 2027 Notes are represented by one or more Global Securities, interests in such Global Securities shall be selected for redemption by the Depositary in accordance with its standard procedures therefor. 8. No reference herein to the Indenture and no provision of this 2027 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest due on this 2027 Note at the time, place and rate, and in the coin or currency, herein prescribed. 9. (a) As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 2027 Note is registrable in the Security Register, upon surrender of this 2027 Note for registration of transfer at the office or agency of the Company for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company or the Security Registrar and duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new 2027 Notes, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such exchange or registration of transfer, but the Company will require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. (b) Prior to due presentment of this 2027 Note for registration of transfer, the Company, the Trustee, any Paying Agent and the Security Registrar of the Company or the Trustee may deem and treat the Person in whose name this 2027 Note is registered as the absolute owner hereof for all purposes, whether or not this 2027 Note be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Security Registrar, and neither the Company nor the Trustee nor any Paying Agent nor the Security Registrar shall be affected by notice to the contrary. Except as provided in Section 1.03 of the Second Supplemental Indenture (relating to the accrual of PIK Interest), all payments of the principal of and interest due on this 2027 Note made to or upon the order of the registered holder hereof shall, to the extent of the amount or amounts so paid, effectually satisfy and discharge liability for moneys payable on this 2027 Note. (c) The 2027 Notes are issuable only in registered form without coupons in minimum denominations of $1.00, or any integral multiples of $1.00 in excess thereof. As provided in the Indenture and subject to certain limitations therein set

A-8 forth, 2027 Notes are exchangeable for a like aggregate principal amount of 2027 Notes of a different authorized denomination, as requested by the holder surrendering the same upon surrender of the 2027 Note or 2027 Notes to be exchanged at the office or agency of the Company. 10. No recourse shall be had for payment of the principal of or interest on this 2027 Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released. 11. This 2027 Note shall be deemed to be a contract made under the internal laws of the State of New York, and shall be construed in accordance with and governed by the laws of said State, without reference to its principles of conflict of laws, other than Sections 5-1401 and 5-1402 of the New York General Obligation Law. 12. [Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the 2027 Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to holders. No representation is made as to the accuracy of such numbers either as printed on the 2027 Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.]

A-1 ABBREVIATIONS The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT - Custodian under Uniform Gift to Minors Act (State) TEN ENT - as tenants by the entireties JT TEN - as joint tenants with right of survivorship and not as tenants in common. Additional abbreviations may also be used though not on the above list. FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE (please insert Social Security or other identifying number of assignee) the within 2027 Note and all rights thereunder, hereby irrevocably constituting and appointing agent to transfer said 2027 Note on the books of the Company, with full power of substitution in the premises. Dated: NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatsoever. Signature Guarantee*: * Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

A-2 [FOR INSERTION IN FORMS OF GLOBAL SECURITY] SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY The initial outstanding principal amount of this Global Security is $26,639,856. The following exchanges of a part of this Global Security for an interest in another Global Security or for a definitive 2027 Note, or exchanges of a part of another Global or definitive Security for an interest in this Global Security, have been made: Date of Exchange or Increase Amount of decrease in Principal Amount Amount of increase in Principal Amount of this Global Security Principal Amount of this Global Security following such decrease or increase Signature of authorized officer of Trustee or Custodian

B-1 EXHIBIT B FORM OF CERTIFICATE OF TRANSFER Atlas Financial Holdings, Inc.953 American Lane, 3rd Floor Schaumburg, Illinois 60173 Wilmington Trust Company, National Association 1100 North Market Street Wilmington, DE 19890 Re: 6.625%/7.25% Senior Unsecured PIK Toggle Notes due 2027 Reference is hereby made to the Indenture, dated as of April 26, 2017, as supplemented by that First Supplemental Indenture, dated as of April 26, 2017 and that Second Supplemental Indenture, dated as of April 14, 2022, each by and between Atlas Financial Holdings, Inc. (the “Company”) and the Trustee (the “Indenture”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture. (the “Transferor”) owns and proposes to transfer the 2027 Note[s] or interest in such 2027 Note[s] specified in Annex A hereto, in the principal amount of $ in such 2027 Note[s] or interests (the “Transfer”), to (the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that: [CHECK ALL THAT APPLY] 1. ☐ CHECK IF TRANSFEREE WILL TAKE DELIVERY OF AN AFFILIATE HOLDER NOTE OR A BENEFICIAL INTEREST IN an AFFILIATE HOLDER GLOBAL SECURITY PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the Affiliate Holder Note or beneficial interest is being transferred to a Person that the Transferor reasonably believes is purchasing the beneficial interest for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. 2. ☐ CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN A GLOBAL SECURITY PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in an Affiliate Holder Note or an Affiliate Holder Global Security and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one): (a) ☐ such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act (without regard to the holding period specified under Rule 144(d)); or (b) ☐ such Transfer is being effected to the Company or a subsidiary thereof; or (c) ☐ such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act; or (d) ☐ such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A and Rule 144, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to Affiliate

B-2 Holder Notes or beneficial interests in an Affiliate Holder Global Security and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit B-1 to the Indenture and (2) if such Transfer is in respect of a principal amount of 2027 Notes at the time of Transfer of less than $100,000, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest will be subject to the restrictions on transfer enumerated in the Affiliate Holder Legend printed on the Affiliate Holder Note or Affiliate Holder Global Security, as applicable, and in the Indenture and the Securities Act. 3. ☐ CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN A NON-AFFILIATE HOLDER GLOBAL SECURITY. (a) ☐ CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 to a Person who is not an affiliate (as defined in Rule 144) of the Company under the Securities Act (without regard to the holding period specified under Rule 144(d)) and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Affiliate Holder Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest will no longer be subject to the restrictions on transfer enumerated in the Affiliate Holder Legend printed on the Affiliate Holder Note or Affiliate Holder Global Security, as applicable, and in the Indenture. (b) ☐ CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144 to a Person who is not an affiliate (as defined in Rule 144) of the Company and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Affiliate Holder Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest will not be subject to the restrictions on transfer enumerated in the Affiliate Holder Legend printed on the Affiliate Holder Note or Affiliate Holder Global Security, as applicable, and in the Indenture. 4. ☐ CHECK IF TRANSFEROR IS AN AFFILIATE OF THE COMPANY. 5. ☐ CHECK IF TRANSFEREE IS AN AFFILIATE OF THE COMPANY. This certificate and the statements contained herein are made for your benefit and the benefit of the Company. [Insert Name of Transferor] By: Name: Title: Dated:

B-3 ANNEX A TO CERTIFICATE OF TRANSFER 1. The Transferor owns and proposes to transfer its interest in the Affiliate Holder Note or Affiliate Holder Global Security, as applicable 2. After the Transfer the Transferee will hold: [CHECK ONE] a beneficial interest in the: (i) ☐ Affiliate Holder Note, or (ii) ☐ Affiliate Holder Global Security, or (iii) ☐ Non-Affiliate Holder Global Security (CUSIP 049323 AB4), in accordance with the terms of the Indenture.

B-1-1 EXHIBIT B-1 FORM OF CERTIFICATE FROM ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR Atlas Financial Holdings, Inc.953 American Lane, 3rd Floor Schaumburg, Illinois 60173 Wilmington Trust Company, National Association 1100 North Market Street Wilmington, DE 19890 Re: 6.625%/7.25% Senior Unsecured PIK Toggle Notes due 2027 Reference is hereby made to the Indenture, dated as of April 26, 2017, as supplemented by that First Supplemental Indenture, dated as of April 26, 2017 and that Second Supplemental Indenture, dated as of April 14, 2022, each by and between Atlas Financial Holdings, Inc. (the “Company”) and the Trustee (the “Indenture”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture. In connection with our proposed purchase of $ aggregate principal amount of 2027 Notes, we confirm that: 1. We understand that any subsequent transfer of the 2027 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the 2027 Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the “Securities Act”). 2. We understand that the 2027 Notes have not been registered under the Securities Act, and that the 2027 Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the 2027 Notes or any interest therein, we will do so only (A) to the Company, (B) in accordance with Rule 144A under the Securities Act to a “qualified institutional buyer” (as defined therein), (C) to an institutional “accredited investor” (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker- dealer) to you and to the Company a signed letter substantially in the form of this letter and, if such transfer is in respect of a principal amount of 2027 Notes at the time of transfer of less than $100,000, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (D) pursuant to an effective registration statement under the Securities Act, (E) in accordance with Rule 144 under the Securities Act (without regard to the holding period specified under Rule 144(d)) or (F) in accordance with another exemption from the registration requirements of the Securities Act, and we further agree to provide to any Person purchasing the 2027 Notes from us in a transaction meeting the requirements of clauses (A) through (F) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein. 3. We understand that, on any proposed resale of the 2027 Notes or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the 2027 Notes purchased by us will bear a legend to the foregoing effect. 4. We are an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the 2027 Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment. 5. We are acquiring the 2027 Notes or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional “accredited investor”) as to each of which we exercise sole investment discretion.

B-1-2 You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. [Insert Name of Accredited Investor] By: Name: Ti t le : Dated:

C-1 EXHIBIT C FORM OF CERTIFICATE OF EXCHANGE Atlas Financial Holdings, Inc. 953 American Lane, 3rd Floor Schaumburg, Illinois 60173 Wilmington Trust Company, National Association 1100 North Market Street Wilmington, DE 19890 Re: 6.625%/7.25% Senior Unsecured PIK Toggle Notes due 2027 Reference is hereby made to the Indenture, dated as of April 26, 2017, as supplemented by that First Supplemental Indenture, dated as of April 26, 2017 and that Second Supplemental Indenture, dated as of April 14, 2022, each by and between Atlas Financial Holdings, Inc. (the “Company”) and the Trustee (the “Indenture”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture. (the “Owner”) owns and proposes to exchange the 2027 Note[s] or interest in such 2027 Note[s] specified herein, in the principal amount of $ in such 2027 Note[s] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that: 1) EXCHANGE OF BENEFICIAL INTERESTS IN AN AFFILIATE HOLDER NOTE OR AN AFFILIATE HOLDER GLOBAL SECURITY WITH AN AFFILIATE HOLDER LEGEND FOR BENEFICIAL INTERESTS IN A NON-AFFILIATE HOLDER GLOBAL SECURITY a) ☐ CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN AN AFFILIATE HOLDER NOTE OR AN AFFILIATE HOLDER GLOBAL SECURITY WITH AN AFFILIATE HOLDER LEGEND TO BENEFICIAL INTEREST IN A NON-AFFILIATE HOLDER GLOBAL SECURITY. In connection with the Exchange of the Owner's beneficial interest in an Affiliate Holder Note or an Affiliate Holder Global Security with an Affiliate Holder Legend for a beneficial interest in a Non-Affiliate Holder Global Security in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the “Securities Act”), (iii) the restrictions on transfer contained in the Indenture and the Affiliate Holder Legend are not required in order to maintain compliance with the Securities Act, (iv) the beneficial interest in a Non-Affiliate Holder Global Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States and (v) the Owner is not an affiliate (as defined in Rule 144) of the Company. 2) ☐ CHECK IF OWNER IS AN AFFILIATE OF THE COMPANY. 3) ☐ CHECK IF OWNER IS EXCHANGING THIS 2027 NOTE IN CONNECTION WITH AN EXPECTED TRANSFER TO AN AFFILIATE OF THE COMPANY. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and are dated

C-1 [Insert Name of Transferor] By: Name: Ti t le : Dated: